UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 15, 2005
Enesco Group, Inc.

(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Windsor Drive, Itasca, IL	60143

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 875-5300

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amended Complaint
Memorandum in Support of Motion for Preliminary Injunction
Enesco Press Release

Item 8.01 Other Events.
On August 15, 2005, Enesco Group, Inc. filed a motion for preliminary injunction against Department 56, Inc., based on Enesco’s Amended Complaint in the United States District Court, Northern District of Illinois, Eastern Division. Enesco seeks preliminary injunctive relief relating to Enesco’s claim that Department 56 has been unfairly competing through allegedly false and misleading statements and conduct.
The amended complaint alleges that the actions of Department 56 violate federal unfair competition laws, as well as the Illinois Uniform Deceptive Trade Practices Act and the Illinois Consumer Fraud and Deceptive Business Practices Act. The motion for preliminary injunction seeks an order preliminarily prohibiting Department 56 from engaging in conduct that constitutes unfair competition.
The amended complaint is attached hereto as Exhibit 99.1; the memorandum in support of motion for preliminary injunction as to Department 56 is attached hereto as Exhibit 99.2; and the press release announcing the amended complaint and the memorandum in support of motion for preliminary injunction as to Department 56 is attached hereto as Exhibit 99.3. Each is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

99.1
Amended complaint, dated August 15, 2005, filed against Department 56, Inc., Sunshine Productions, Inc., Kevin Knowles and Jim Shore Designs, Inc. in the United States District Court, Northern District of Illinois, Eastern Division.

99.2
Memorandum in Support of Motion for Preliminary Injunction as to Department 56, dated August 15, 2005, filed against Department 56, Inc., Sunshine Productions, Inc., Kevin Knowles and Jim Shore Designs, Inc. in the United States District Court, Northern District of Illinois, Eastern Division.

99.3	Enesco press release, dated August 15, 2005, announcing the filing of an amended complaint and the memorandum in support of motion for preliminary injunction as to Department 56.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc. (Registrant)
Date: August 15, 2005	By:	/s/ Koreen A. Ryan
Koreen A. Ryan
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1
Amended complaint, dated August 15, 2005, filed against Department 56, Inc., Sunshine Productions, Inc., Kevin Knowles and Jim Shore Designs, Inc. in the United States District Court, Northern District of Illinois, Eastern Division.

99.3
Memorandum in Support of Motion for Preliminary Injunction as to Department 56, dated August 15, 2005, filed against Department 56, Inc., Sunshine Productions, Inc., Kevin Knowles and Jim Shore Designs, Inc. in the United States District Court, Northern District of Illinois, Eastern Division.

99.3	Enesco press release, dated August 15, 2005, announcing the filing of an amended complaint and the memorandum in support of motion for preliminary injunction as to Department 56.